                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 27, 2002


                           SYSTEMONE TECHNOLOGIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-21325                                65-0226813
------------------------------          ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)


         8305 N.W. 27TH STREET
         SUITE 107
         MIAMI, FLORIDA                                               33122
 ----------------------------------------                          ----------
 (Address of principal executive offices)                          (Zip Code)


                                 (305) 593-8015
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
             ------------------------------------------------------
          (Former name or former address, if changed since last report)




                                Page 1 of 3 Pages
                             Exhibit Index at Page 3

ITEM 5. OTHER EVENTS.

         On February 27, 2002, SystemOne Technologies Inc. (the "Registrant") entered into a Third Amendment to Loan Agreement (the "Amendment") by and among the Registrant, Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P. (collectively, the "Lenders"), extending the maturity date of the Loans provided thereby until September 30, 2002 and providing that the Registrant will not have to issue Additional Warrants to the Lenders until the Registrant (i) sells securities or incurs debt with gross cash proceeds to the Registrant in an amount equal to or greater than the outstanding principal amount under the Loans, or (ii) enters into a merger, consolidation or sale of all or substantially all of its assets.

         In connection with the Amendment, on February 27, 2002, the Registrant, the Lenders, Environmental Opportunities Fund, L.P. and Environmental Opportunities Fund (Cayman), L.P. (collectively with the Lenders, the "INVESTORS") entered into a Letter Agreement, suspending the Registrant's registration obligations for shares of common stock issuable upon conversion of the shares of Series B, C and D Preferred Stock which the Registrant issued to the Investors, until the Registrant receives a notice from Investors holding shares with a then current market value of at least $1,000,000 requesting that the Registrant register such shares.

                                Page 2 of 3 Pages

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-B and are filed herewith.

                         EXHIBIT INDEX

         10.1 Third Amendment to Loan Agreement dated February 27, 2002, by and among SystemOne Technologies Inc., Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P.


         10.2 Letter Agreement dated February 27, 2002, by and among SystemOne Technologies Inc., Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P., Environmental Opportunities Fund II (Institutional), L.P., Environmental Opportunities Fund, L.P. and Environmental Opportunities Fund (Cayman), L.P.


         10.3 Letter Agreement dated February 27, 2002, by and among SystemOne Technologies Inc., Paul I. Mansur, Pierre G. Mansur, Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P., Environmental Opportunities Fund II (Institutional), L.P., Environmental Opportunities Fund, L.P. and Environmental Opportunities Fund (Cayman), L.P.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYSTEMONE TECHNOLOGIES INC.

Date:  March 1, 2002                        By:      /s/ PAUL I. MANSUR
                                               ---------------------------------
                                                      Paul I. Mansur
                                                     Chief Executive Officer

                                Page 3 of 3 Pages